UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

AYTU BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Aytu BioPharma, Inc. (the “Company” or “AYTU”) is engaged in discussions with various parties regarding potential strategic transactions and potential financing options. From time to time, AYTU receives inbound interest from parties seeking to partner with AYTU on potential strategic transactions. We are also considering steps to address the ongoing liquidity needs of the Company. As of the date of this Current Report on Form 8-K, AYTU is currently in preliminary discussions with certain parties regarding potential strategic transactions and financing options. We cannot provide assurance that any of these discussions will result in a transaction or financing or, if they did, what the ultimate terms of such strategic transactions or financings would be. Equity financings would provide needed liquidity but could also be dilutive to stockholders. A strategic transaction cannot be assured and may not materialize. These preliminary discussions are ongoing and the AYTU board will continue to evaluate strategic possibilities and financing alternatives consistent with its fiduciary duties.

Forward-Looking Statements; Risks and Uncertainties

Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains “forward-looking statements,” as that term is defined in U.S. Federal and certain foreign securities regulations, including statements regarding Aytu’s consideration of potential strategic transactions, Aytu’s consideration of potential financings, the consummation or completion of any strategic transaction or financing and the impact such transaction or financing would have on Aytu’s liquidity position. Although Aytu’s management believes that its expectations are based on reasonable assumptions, these assumptions are subject to various risks and uncertainties and thus Aytu can give no assurance that its expectations will be attained or that actual developments and results will not materially differ from those express or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (1) the effects of any potential inquiry by the United States Securities and Exchange Commission (“SEC”) with respect to the proposed restatements or Aytu’s accounting practices; (2) the timing of Aytu’s restatement of its previously issued financial statements and the filing of Aytu’s Second Quarter Form 10-Q; and (3) the additional risks and uncertainties detailed from time to time in Aytu’s Annual Report on Form 10-K and quarterly reports on Form 10-Q, which include a list of factors that could cause actual operational and financial results to differ from those expected, and in Aytu’s press releases and other filings under the Securities Exchange Act of 1934. This communication should be read in conjunction with all the other information included in our most current Annual Report on Form 10-K, in Quarterly Reports filed on Form 10-Q, and in the other reports and documents it files with the SEC. All documents required to be filed with the SEC are available via on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aytu BioPharma, Inc.

Date: April 19, 2023	By:	/s/ Mark K. Oki
Mark K. Oki
Chief Financial Officer